Exhibit 32.2

SURGEPAYS, INC. FORM 10-Q

FOR THE QUARTER ENDED MARCH 31, 2026

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chelsea Pullano, certify that

1.	I am the Chief Financial Officer of SurgePays, Inc.

2.	Attached to this certification is Form 10-Q for the quarter ended March 31, 2026, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

May 20, 2026	/s/ Chelsea Pullano
Chelsea Pullano
Chief Financial Officer
(Principal Financial and Accounting Officer)